Execution Version GUARANTEE AND COLLATERAL AGREEMENT dated as of November 1, 2023, among KNOWLES CORPORATION, as Guarantor, KNOWLES CAPITAL HOLDINGS, INC., and KNOWLES INTERMEDIATE HOLDING, INC., as Grantors, and JAMES P. KAPLAN, as Sellers’ Representative

ii TABLE OF CONTENTS ARTICLE I Definitions ................................................................................................................................ 1  SECTION 1.01.  Defined Terms. ................................................................................................ 1  SECTION 1.02.  Other Defined Terms. ...................................................................................... 1  ARTICLE II Guarantee ................................................................................................................................. 3  SECTION 2.01.  Guarantee. ....................................................................................................... 3  SECTION 2.02.  Guarantee of Payment; Continuing Guarantee.. .............................................. 3  SECTION 2.03.  No Limitations. ................................................................................................ 3  SECTION 2.04.  Reinstatement.. ................................................................................................ 4  SECTION 2.05.  Agreement to Pay; Subrogation.. .................................................................... 4  SECTION 2.06.  Information. ..................................................................................................... 4  SECTION 2.07.  [Reserved]. ...................................................................................................... 4  SECTION 2.08.  Acknowledgement. .......................................................................................... 4  SECTION 2.09.  [Reserved]. ...................................................................................................... 4  ARTICLE III Pledge of Securities ................................................................................................................ 5  SECTION 3.01.  Pledge.. ............................................................................................................ 5  SECTION 3.02.  Delivery of the Pledged Securities; UCC Filings Authorization. .................................................................................................. 5  SECTION 3.03.  Representations, Warranties and Covenants. .................................................. 5  SECTION 3.04.  Registration in Nominee Name; Denominations.. ........................................... 6  SECTION 3.05.  Voting Rights; Dividends and Interest. ........................................................... 6  SECTION 3.06.  Negative Pledge. .............................................................................................. 7  ARTICLE IV Remedies ................................................................................................................................ 8  SECTION 4.01.  Remedies Upon Default.. ................................................................................ 8  SECTION 4.02.  Application of Proceeds. ................................................................................. 9  SECTION 4.03.  Securities Act. ................................................................................................. 9  ARTICLE V Indemnity, Subrogation, Contribution and Subordination .................................................... 10  SECTION 5.01.  Indemnity and Subrogation. .......................................................................... 10  SECTION 5.02.  Contribution and Subrogation.. ..................................................................... 10  SECTION 5.03.  Subordination. ............................................................................................... 10  ARTICLE VI Miscellaneous ...................................................................................................................... 11  SECTION 6.01.  Notices.. ......................................................................................................... 11  SECTION 6.02.  Waivers; Amendment. ................................................................................... 11  SECTION 6.03.  [Reserved]. .................................................................................................... 11  SECTION 6.04.  Survival.. ....................................................................................................... 11  SECTION 6.05.  Counterparts; Effectiveness; Successors and Assigns; Electronic Execution. .................................................................................... 12  SECTION 6.06.  Severability.................................................................................................... 12  SECTION 6.07.  [Reserved]. .................................................................................................... 13  SECTION 6.08.  Governing Law; Jurisdiction; Consent to Service of Process. ...................... 13  SECTION 6.09.  WAIVER OF JURY TRIAL.. ....................................................................... 13

iii SECTION 6.10.  Headings. ....................................................................................................... 13  SECTION 6.11.  Security Interest Absolute.. ........................................................................... 13  SECTION 6.12.  Termination or Release. ................................................................................ 14  SECTION 6.13.  [Reserved]. .................................................................................................... 14  SECTION 6.14.  Sellers’ Representative Appointed Attorney-in-Fact.. .................................. 14  SECTION 6.15.  Non-Recourse Basis.. .................................................................................... 14  SCHEDULES Schedule I Pledged Equity Interests

GUARANTEE AND COLLATERAL AGREEMENT dated as of November 1, 2023 (this “Agreement”), among Knowles Corporation, a Delaware corporation (the “Guarantor”), Knowles Capital Holdings, Inc., a Delaware corporation (“Capital Holdings”), Knowles Intermediate Holding, Inc., a Delaware corporation (“Intermediate Holding” and together with Capital Holdings, collectively, the “Grantors” and each a “Grantor”), and James P. Kaplan, as representative (together with his successors and assignees, the “Sellers’ Representative”) for the benefit of himself and the other Sellers. WHEREAS, each of Capital Holdings and Knowles Intermediate PD Holdings, LLC, a Delaware limited liability company and newly-formed, direct Subsidiary of Intermediate Holdings (“PD Holdings” and together with Capital Holdings, “Buyers”), are parties to that certain Purchase and Sale Agreement, dated as of September 15, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”), among Capital Holdings, PD Holdings, the Guarantor, the Sellers’ Representative and certain other parties; and WHEREAS, pursuant to the Purchase Agreement, Capital Holdings will purchase all of the issued and outstanding stock of Kaplan Electronics, Inc., a Delaware corporation, and PD Holdings will purchase a combination of stock and assets sold thereunder (collectively, the “Acquired Assets”); and WHEREAS, as part of the consideration under the Purchase Agreement, Buyers have agreed to deliver to Sellers’ Representative the Secured Promissory Note, dated as of the date hereof in an aggregate principal amount of $122,900,000 (the “Note”), from the Buyers (in such capacity, the “Borrowers”), payable to Sellers’ Representative for the benefit of himself and the other Sellers; and WHEREAS, it is a condition to the Note that the Grantors and Guarantor shall have executed and delivered this Agreement to the Sellers’ Representative to provide, in part, a pledge by the Grantors of certain of the Acquired Assets as security for, and a guaranty by the Guarantor of, the obligations under the Note as more fully set forth herein; NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree with the Sellers’ Representative as follows: ARTICLE I Definitions SECTION 1.01. Defined Terms. (a) Each capitalized term used but not defined herein and defined in the Note shall have the meaning specified in the Note. Each other term used but not defined herein that is defined in the New York UCC (as defined herein) shall have the meaning specified in the New York UCC. The term “instrument” and “Proceeds” shall have the meaning specified in Article 9 of the New York UCC. (b) The rules of construction specified in Sections 1.02, 1.03, and 1.04 of Annex A to the Note also apply to this Agreement, mutatis mutandis. SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below: “Acquired Assets” has the meaning assigned to such term in the recitals hereto.

2 “Agreement” has the meaning assigned to such term in the preamble hereto. “Bankruptcy Code” has the meaning assigned to such term in the Note. “Borrowers” has the meaning assigned to such term in the recitals hereto. “Buyers” has the meaning assigned to such term in the recitals hereto. “Capital Holdings” has the meaning assigned to such term in the preamble hereto. “Claiming Party” has the meaning assigned to such term in Section 5.02. “Contributing Party” has the meaning assigned to such term in Section 5.02. “Electronic Signature” means an electronic sound, symbol or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. “Federal Securities Laws” has the meaning assigned to such term in Section 4.03. “Grantors” has the meaning assigned to such term in the preamble hereto. “Guarantor” has the meaning assigned to such term in the preamble hereto. “Indemnified Amount” has the meaning assigned to such term in Section 5.02. “Intermediate Holding” has the meaning assigned to such term in the preamble hereto. “Loan Parties” means the Guarantor, the Borrowers and the Grantors. “New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York. “Note” has the meaning assigned to such term in the recitals hereto. “Obligations” has the meaning assigned to such term in the Note. “PD Holdings” has the meaning assigned to such term in the recitals hereto. “Pledged Collateral” has the meaning assigned to such term in Section 3.01. “Pledged Equity Interests” has the meaning assigned to such term in Section 3.01. “Pledged Securities” means any stock certificates, unit certificates, limited liability membership interest certificates and other certificated securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral. “Purchase Agreement” has the meaning assigned to such term in the recitals hereto. “Reduction Provisions” has the meaning assigned to such term in Section 2.03.

3 “Secured Parties” means, collectively, the Sellers’ Representative and the Sellers. “Sellers” has the meaning assigned to such term in the Note. ARTICLE II Guarantee SECTION 2.01. Guarantee. The Guarantor irrevocably and unconditionally Guarantees, as a primary obligor and not merely as a surety, the full and punctual payment and performance, when due, of the Obligations. The Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, or amended or modified, without notice to or further assent from it, and that it will remain bound upon its Guarantee hereunder notwithstanding any extension, renewal, amendment or modification of the Obligations. The Guarantor waives presentment to, demand of payment from and protest to the Borrowers or any other Person of the Obligations, and also waives notice of acceptance of its guarantee hereunder and notice of protest for nonpayment. SECTION 2.02. Guarantee of Payment; Continuing Guarantee. The Guarantor further agrees that its Guarantee hereunder constitutes a guarantee of payment when due (whether or not any bankruptcy, insolvency, receivership or other similar proceeding shall have stayed the accrual or collection of the Obligations or operated as a discharge thereof) and not merely of collection, and waives any right to require that any resort be had by the Sellers’ Representative or any other Secured Party to any security held for the payment of the Obligations. The Guarantor agrees that its Guarantee hereunder is continuing in nature and applies to all Obligations, whether currently existing or hereafter incurred. SECTION 2.03. No Limitations. (a) Except for the termination or release of the Guarantor’s obligations hereunder as expressly provided in Section 6.12 and the adjustment provisions set forth in Section 3 of the Note (the “Reduction Provisions”), and subject to Section 2.09, the obligations of the Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations, any impossibility in the performance of the Obligations or otherwise. Without limiting the generality of the foregoing but subject to the Reduction Provisions, the obligations of the Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Sellers’ Representative or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) [reserved]; (iii) the release of, or any impairment of or failure to perfect any Lien on or security interest in, any security held by the Sellers’ Representative or any other Secured Party for the Obligations; (iv) any default, failure or delay, willful or otherwise, in the performance of the Note; or (v) any other act or omission that may or might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a discharge of the Guarantor as a matter of law or equity (other than the Reduction Provisions and, subject to Section 2.04, the payment in full of the Obligations to the extent necessary to cause the Termination Date to occur). The Guarantor expressly authorizes the Secured Parties to take and hold security for the payment and performance of the Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Obligations, all without affecting the obligations of the Guarantor hereunder.

4 (b) To the fullest extent permitted by applicable law, the Guarantor waives any defense based on or arising out of any defense of any Loan Party or the unenforceability of the Note or any part thereof from any cause, or the cessation from any cause of the liability of any Loan Party, other than the Reduction Provisions and, subject to Section 2.04, the payment in full of the Obligations to the extent necessary to cause the Termination Date to occur. The Sellers’ Representative and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with any Loan Party, or exercise any other right or remedy available to them against any Loan Party, without affecting or impairing in any way the liability of the Guarantor hereunder except to the extent of the Reduction Provisions and, subject to Section 2.04, the Obligations have been paid in full to the extent necessary to cause the Termination Date to occur. To the fullest extent permitted by applicable law, the Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of the Guarantor against any Loan Party, as the case may be, or any security. SECTION 2.04. Reinstatement. The Guarantor agrees that its Guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Sellers’ Representative or any other Secured Party upon the bankruptcy, insolvency, receivership, dissolution, liquidation or reorganization of any other Loan Party or otherwise. SECTION 2.05. Agreement to Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Sellers’ Representative or any other Secured Party has at law or in equity against the Guarantor by virtue hereof, upon the failure of any Borrower to pay the Note when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, the Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Sellers’ Representative for distribution to the applicable Secured Parties in cash the amount of such unpaid Obligations. Upon payment by the Guarantor of any sums to the Sellers’ Representative as provided above, all rights of the Guarantor against any Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article V. SECTION 2.06. Information. The Guarantor (a) assumes all responsibility for being and keeping itself informed of each other Loan Party’s (as applicable) financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that the Guarantor assumes and incurs hereunder and (b) agrees that none of the Sellers’ Representative or the other Secured Parties will have any duty to advise the Guarantor of information known to it or any of them regarding such circumstances or risks. SECTION 2.07. [Reserved]. SECTION 2.08. Acknowledgment. Each of the Guarantor and Knowles Intermediate hereby acknowledges the provisions of Annex B of the Note applicable to it and agrees to be bound by such provisions (but only with respect to provisions applicable to it) with the same force and effect, and to the same extent, as if the Guarantor and Knowles Intermediate were parties to the Note. SECTION 2.09. [Reserved].

5 ARTICLE III Pledge of Securities SECTION 3.01. Pledge. As security for the payment and performance in full of the Obligations, each Grantor hereby assigns, pledges and grants to the Sellers’ Representative, for the benefit of the Secured Parties, a security interest in all such Grantor’s right, title and interest in, to and under: (a)(i) the Equity Interests set forth opposite the name of such Grantor on Schedule I and any additional Equity Interests issued by such issuers set forth on Schedule I after the date hereof and (ii) all certificates and other instruments representing all such Equity Interests (the “Pledged Equity Interests”); (b) subject to Section 3.05, all payments of dividends or other distributions, whether paid or payable in cash, instruments or other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the Pledged Equity Interests; (c) subject to Section 3.05, all rights and privileges of such Grantor with respect to the securities, instruments and other property referred to in clauses (a) and (b) above; and (d) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (d) above being collectively referred to as the “Pledged Collateral”). SECTION 3.02. Delivery of the Pledged Securities; UCC Filings Authorization. (a) Each Grantor agrees to deliver or cause to be delivered to the Sellers’ Representative any and all Pledged Securities within ten (10) Business Days of the date hereof. Each Grantor acknowledges and agrees that (A) if any interest in any limited liability company pledged hereunder is a “security” within the meaning of Article 8 of the New York UCC and is governed by Article 8 of the New York UCC, such interest shall be certificated and the certificate representing such interest shall be delivered to the Sellers’ Representative in accordance with this Section 3.02(a) and (B) if any interest in any limited liability company pledged hereunder is not a “security” within the meaning of Article 8 of the New York UCC, such Grantor shall not cause or permit such interest to be a security governed by Article 8 of the New York UCC or to be represented by a certificate unless such Grantor shall first notify the Sellers’ Representative and deliver such certificate to the Sellers’ Representative in accordance with clause (A) of this Section 3.02(a). (b) Upon delivery to the Sellers’ Representative, any Pledged Securities shall be accompanied by undated stock powers duly executed by the applicable Grantor in blank or other undated instruments of transfer reasonably satisfactory to the Sellers’ Representative. (c) Each Grantor hereby irrevocably authorizes the Sellers’ Representative (or its designee) at any time and from time to time after the date hereof to file in any relevant jurisdiction any financing statements with respect to the Pledged Collateral or any part thereof and amendments thereto that (i) describe the collateral covered thereby in any manner that the Sellers’ Representative reasonably determines is necessary or advisable to ensure the perfection of the security interest in the Pledged Collateral granted under this Agreement (but which filing shall be specific as to the collateral and shall not be an “all assets” filing or similar filing purporting to cover all assets of the Grantors), and (ii) contain the information required by Article 9 of the Uniform Commercial Code or the analogous legislation of each applicable jurisdiction for the filing of any financing statement or amendment, including whether such Grantor is an organization, the type of organization and any organizational identification or company number issued to such Grantor. Each Grantor agrees to provide the information required for any such filing to the Sellers’ Representative promptly upon request. SECTION 3.03. Representations, Warranties and Covenants. The Grantors jointly and severally represent and warrant to the Sellers’ Representative, for the benefit of the Secured Parties, that:

6 (a) Schedule I sets forth, as of the date hereof, a true and complete list, with respect to each Grantor, of the Pledged Equity Interests owned by such Grantor and the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Equity Interests owned by such Grantor; (b) [Reserved]; (c) each of the Grantors (i) will continue to be the direct owner, beneficially and of record, of the Pledged Equity Interests indicated on Schedule I as owned by such Grantor, (ii) holds the Pledged Collateral owned by it free and clear of all Liens, other than non-consensual Liens permitted to exist under Section 1.06 of Annex B of the Note, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than non- consensual Liens permitted to exist under Section 1.06 of Annex B of the Note and transfers made in compliance with the Note and (iv) will defend its title or interest thereto or therein against any and all Liens (other than non-consensual Liens permitted to exist under Section 1.06 of Annex B of the Note), however arising, of all Persons whomsoever; and (d) each of the Grantors has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated. SECTION 3.04. Registration in Nominee Name; Denominations. Upon and during the continuance of an Event of Default, the Sellers’ Representative shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement. SECTION 3.05. Voting Rights; Dividends and Interest. (a) Unless and until an Event of Default shall have occurred and be continuing and, other than in the case of an Event of Default under Section 7(a)(vii) or Section 7(a)(viii) of the Note, the Sellers’ Representative shall have notified the Grantors that the Grantors’ rights, in whole or in part, under this Section 3.05 are being suspended: (i)each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement and the other Loan Documents; provided that such rights and powers shall not be exercised in any manner that could reasonably be expected to materially and adversely affect the rights and remedies of any of the Sellers’ Representative or any other Secured Party under this Agreement or any other Loan Document (taken as a whole) or the ability of the Secured Parties to exercise the same; (ii)the Sellers’ Representative shall execute and deliver to each Grantor, or cause to be executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to Section 3.05(a)(i); and (iii)each Grantor shall be entitled to receive and retain any dividends paid on or distributions in respect of the Pledged Collateral that are permitted by Section 1.07(i) in Annex B to the Note; provided that any noncash dividends or other distributions that would constitute Pledged Equity Interests, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral and, if received by any Grantor

7 and required to be delivered to the Sellers’ Representative hereunder, shall be held in trust for the benefit of the Sellers’ Representative and the other Secured Parties and shall be forthwith delivered to the Sellers’ Representative in the form in which they shall have been received (with any endorsements, stock or note powers and other instruments of transfer requested by the Sellers’ Representative). (b) Upon the occurrence and during the continuance of an Event of Default and, other than in the case of an Event of Default under Section 7(a)(vii) or Section 7(a)(viii) of the Note, in respect of the relevant Grantor, after the Sellers’ Representative shall have notified the Grantors of the suspension of the Grantor’s rights under Section 3.05(a)(iii), all rights of any Grantor to dividends or other distributions that such Grantor is authorized to receive pursuant to Section 3.05(a)(iii), shall cease, and all such rights shall thereupon become vested in the Sellers’ Representative, which shall have the sole and exclusive right and authority to receive and retain such dividends or other distributions. All dividends and other distributions received by any Grantor contrary to the provisions of this Section 3.05 shall be held in trust for the benefit of the Sellers’ Representative and the other Secured Parties and shall be forthwith delivered to the Sellers’ Representative upon demand in the form in which they shall have been received (with any necessary endorsements, stock powers or other instruments of transfer). Any and all money and other property paid over to or received by the Sellers’ Representative pursuant to the provisions of this Section 3.05(b) shall be retained by the Sellers’ Representative in an account to be established by the Sellers’ Representative upon receipt of such money or other property, shall be held as security for the payment and performance of the Note and shall be applied in accordance with the provisions of Section 4.02. After all Events of Default have been cured or waived and the Sellers’ Representative has received from the Guarantor satisfactory evidence relating to any such cure or waiver, the Sellers’ Representative shall promptly repay to each Grantor (without interest) all dividends or other distributions that such Grantor would otherwise have been permitted to retain pursuant to the terms of Section 3.05(a)(iii) and that remain in such account. (c) Upon the occurrence and during the continuance of an Event of Default and, other than in the case of an Event of Default under Section 7(a)(vii) or Section 7(a)(viii) of the Note, in respect of the relevant Grantor, upon notice from the Sellers’ Representative to the Grantors of the suspension of the Grantors’ rights under Section 3.05(a)(i), all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to Section 3.05(a)(i), and the obligations of the Sellers’ Representative under Section 3.05(a)(ii), shall cease, and all such rights shall thereupon become vested in the Sellers’ Representative, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that the Sellers’ Representative shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights. After all Events of Default have been cured or waived and the Sellers’ Representative has received from the Guarantor satisfactory evidence relating to any such cure or waiver, all rights vested in the Sellers’ Representative pursuant to this Section 3.05(c) shall cease, and the Grantors shall have the exclusive right to exercise the voting and consensual rights and powers they would otherwise be entitled to exercise pursuant to Section 3.05(a)(i), and the obligations of the Sellers’ Representative under Section 3.05(a)(ii) shall be in effect. (d) Any notice given by the Sellers’ Representative to the Grantors suspending the Grantors’ rights under Section 3.05(a): (i) may be given by telephone if promptly confirmed in writing, (ii) may be given to one or more of the Grantors at the same or different times and (iii) may suspend the rights and powers of the Grantors under Section 3.05(a)(i) or Section 3.05(a)(iii) in part without suspending all such rights or powers (as specified by the Sellers’ Representative in its sole and absolute discretion) and without waiving or otherwise affecting the Sellers’ Representative’s right to give additional notices from time to time suspending other rights and powers so long as an Event of Default has occurred and is continuing. SECTION 3.06. Negative Pledge. The Guarantor shall not and shall not permit its Subsidiaries to grant a Lien on its assets (other than assets of the type pledged as “Collateral” under and as defined in the Knowles

8 Credit Agreement as in effect on the date hereof) to secure the obligations under the Knowles Credit Agreement or any other Material Indebtedness for borrowed money (other than Indebtedness permitted under Section 1.05 of Annex B of the Note) unless within thirty (30) days of such grant the Kaplan Restricted Group shall enter into collateral documentation in substantially the same form and secured by substantially the same assets, with customary carveouts, exceptions and materiality qualifiers that are no less favorable to the Kaplan Restricted Group than the Knowles Unrestricted Group (e.g., limitation on 65% pledge of any first-tier CFC). ARTICLE IV Remedies SECTION 4.01. Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver, on demand, each item of Pledged Collateral to the Sellers’ Representative or any Person designated by the Sellers’ Representative, and it is agreed that the Sellers’ Representative shall have the right with or without legal process and with or without prior notice or demand for performance, to exercise any and all rights afforded to a secured party under the New York UCC or other applicable law. Each Grantor agrees that the Sellers’ Representative shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Pledged Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Sellers’ Representative shall deem appropriate. Each such purchaser at any sale of Pledged Collateral shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal that such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Sellers’ Representative shall give the applicable Grantors 10 days’ prior written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Sellers’ Representative’s intention to make any sale of Pledged Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Pledged Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Sellers’ Representative may fix and state in the notice (if any) of such sale. At any such sale, the Pledged Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Sellers’ Representative may (in its sole and absolute discretion) determine. The Sellers’ Representative shall not be obligated to make any sale of any Pledged Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Pledged Collateral shall have been given. The Sellers’ Representative may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Pledged Collateral is made on credit or for future delivery, the Pledged Collateral so sold may be retained by the Sellers’ Representative until the sale price is paid by the purchaser or purchasers thereof, but the Sellers’ Representative and the other Secured Parties shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may be sold again upon like notice. In the event of a foreclosure by the Sellers’ Representative on any of the Pledged Collateral pursuant to a public or private sale or other disposition, the Sellers’ Representative or any Secured Party may be the purchaser or licensor of any or all of such Pledged Collateral at any such sale or other disposition, and the Sellers’ Representative as agent for and representative of the Secured Parties shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all

9 or any portion of the Pledged Collateral sold at any such sale or other disposition, to use and apply any of the Obligations as a credit on account of the purchase price for any Pledged Collateral payable by the Sellers’ Representative on behalf of the Secured Parties at such sale or other disposition. For purposes hereof, a written agreement to purchase the Pledged Collateral or any portion thereof shall be treated as a sale thereof; in accordance with Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions, the Sellers’ Representative shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Pledged Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Sellers’ Representative shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Sellers’ Representative may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Pledged Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 4.01 shall be deemed to conform to commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions. SECTION 4.02. Application of Proceeds. The Sellers’ Representative shall apply the proceeds of any collection, sale, foreclosure or other realization upon any Pledged Collateral, including any Pledged Collateral consisting of cash, as follows: FIRST, to the payment of any fees, costs and expenses, including counsel costs, of the Sellers’ Representative reimbursable by the Borrowers under any Loan Document (if any); SECOND, to payment of the Principal Amount; and THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct. Upon any sale of Pledged Collateral by the Sellers’ Representative (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Sellers’ Representative or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Pledged Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Sellers’ Representative or such officer or be answerable in any way for the misapplication thereof. Subject to Section 6.15, Capital Holdings shall remain liable for any deficiency if the proceeds of any sale or disposition of the Pledged Collateral are insufficient to pay the Obligations. Notwithstanding the foregoing, the proceeds of any collection, sale, foreclosure or realization upon any Pledged Collateral of any Grantor, including any Pledged Collateral consisting of cash, shall be applied to the Obligations. SECTION 4.03. Securities Act. In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933 as now or hereafter in effect or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Sellers’ Representative if the Sellers’ Representative were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Sellers’ Representative in any attempt to dispose of all or part of the Pledged Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the Sellers’

10 Representative may, with respect to any sale of the Pledged Collateral, and shall be authorized to, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account for investment, and not with a view to the distribution or resale thereof, and upon consummation of any such sale may assign, transfer and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Sellers’ Representative, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws or, to the extent applicable, Blue Sky or other state securities laws and (b) may approach and negotiate with a limited number of potential purchasers (including a single potential purchaser) to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Sellers’ Representative shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Sellers’ Representative, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a limited number of potential purchasers (or a single purchaser) were approached. The provisions of this Section 4.03 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Sellers’ Representative sells. ARTICLE V Indemnity, Subrogation, Contribution and Subordination SECTION 5.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantor may have under applicable law (but subject to Section 5.03), the Guarantor and each Borrower agrees that (a) in the event a payment in respect of the Obligations shall be made by the Guarantor under this Agreement, such Borrower or Borrowers, shall indemnify the Guarantor for the full amount of such payment and the Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Grantor shall be sold pursuant to this Agreement to satisfy in whole or in part the Obligations of any Borrower under the Note, such Borrower or Borrowers, shall indemnify such Grantor (other than if such Obligation is an obligation of such Grantor) in an amount equal to the greater of the book value or the fair market value of the assets so sold. SECTION 5.02. Contribution and Subrogation. Each Guarantor and Grantor (each such Guarantor or Grantor, other than, in the case of any payment referred to in this sentence by Capital Holdings under the Note, as applicable, being referred to as a “Contributing Party”) agrees (subject to Section 5.03) that, in the event a payment shall be made by the Guarantor in respect of the Note or assets of any other Grantor shall be sold pursuant hereto to satisfy the Note (other than any assets of Capital Holdings sold to satisfy its obligations under the Note) and the Guarantor or Grantor (the “Claiming Party”) shall not have been fully indemnified by the Borrower or Borrowers, as applicable, as provided in Section 5.01, such Contributing Party shall indemnify the Claiming Party in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets (the “Indemnified Amount”), as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of such Contributing Party on the date hereof and the denominator shall be the aggregate net worth of all the Contributing Parties on the date hereof. Any Contributing Party making any payment to a Claiming Party pursuant to this Section 5.02 shall (subject to Section 5.03) be subrogated to the rights of such Claiming Party under Section 5.01 to the extent of such payment. SECTION 5.03. Subordination.

11 (a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantor and Grantors under Sections 5.01 and 5.02 and all other rights of the Guarantor and Grantors of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the payment in full of the Obligations to the extent necessary to cause, subject to Section 2.04, the Termination Date to occur. No failure on the part of the Guarantor or any Grantor to make the payments required by Sections 5.01 and 5.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of the Guarantor or any Grantor with respect to its obligations hereunder, and each Guarantor and Grantor shall remain liable for the full amount of the obligations of such Guarantor or Grantor hereunder. (b) [Reserved]. ARTICLE VI Miscellaneous SECTION 6.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given in the manner provided in Section 9(d) of the Note. SECTION 6.02. Waivers; Amendment. (a) No failure or delay by the Sellers’ Representative or any Secured Party in exercising any right or power hereunder or under the Note shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Sellers’ Representative and the Secured Parties hereunder and under the Note are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Guarantor or any Grantor therefrom shall in any event be effective unless the same shall be permitted by Section 6.02(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances. (b) Except as provided in Sections 6.12 and 6.13, neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Sellers’ Representative, the Guarantor and the Grantors with respect to which such waiver, amendment or modification is to apply; provided that the Sellers’ Representative may, without the consent of any Secured Party, consent to a departure by any Loan Party from any covenant of such Loan Party set forth herein to the extent such departure is not inconsistent with any limitation on the authority of the Sellers’ Representative set forth in the Note. (c) This Agreement shall be construed as a separate agreement with respect to the Guarantor and each Grantor and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder. SECTION 6.03. [Reserved]. SECTION 6.04. Survival. All covenants, agreements, representations and warranties made by the Loan Parties herein and in the Note shall be considered to have been relied upon by the Sellers’ Representative and shall survive the execution and delivery of the Loan Documents and shall continue in full force and

12 effect until the Termination Date has occurred. The provisions of Section 2.04 shall survive the repayment of the Obligations or termination of this Agreement or any provision hereof. SECTION 6.05. Counterparts; Effectiveness; Successors and Assigns; Electronic Execution. (a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Sellers’ Representative and a counterpart hereof shall have been executed on behalf of the Sellers’ Representative, and thereafter shall be binding upon such Loan Party and the Sellers’ Representative and their respective successors and assigns, and shall inure to the benefit of such Loan Party, the Sellers’ Representative and the other Secured Parties and their respective successors and assigns, except that no Loan Party may assign or otherwise transfer any of its rights or obligations hereunder or any interest herein or in the Pledged Collateral (and any attempted assignment or transfer by any Loan Party shall be null and void), except as expressly contemplated by this Agreement or the Note. (b) Delivery of an executed counterpart of a signature page of this Agreement (including any Electronic Signature) by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Agreement shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by fax, emailed pdf or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Sellers’ Representative to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided further, without limiting the foregoing, (i)(A) the Sellers’ Representative shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of any Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (B) the Loan Parties shall be entitled to rely on such Electronic Signatures purportedly given by or on behalf of the Sellers’ Representative without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (ii) upon the request of any Loan Party, the Sellers’ Representative or any Secured Party, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, each of the parties hereto hereby (A) agrees that, for all purposes, including in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Sellers’ Representative and the Loan Parties, Electronic Signatures transmitted by fax, emailed pdf or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement and/or the Note shall have the same legal effect, validity and enforceability as any paper original and (B) each other party hereto may, at its option, create one or more copies of this Agreement and/or the Note in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record). SECTION 6.06. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

13 SECTION 6.07. [Reserved]. SECTION 6.08. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be governed by, and construed in accordance with, the law of the State of New York. (b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any suit, action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the Loan Parties hereby irrevocably and unconditionally agrees that all claims arising out of or relating to this Agreement brought by it shall be brought, and shall be heard and determined, exclusively in such United States District Court or, if that court does not have subject matter jurisdiction, such Supreme Court. Each party hereto agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or the Note shall affect any right that the Sellers’ Representative or any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement against any Loan Party or any of its properties in the courts of any jurisdiction. (c) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in Section 6.08(b). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (d) Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 6.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law. SECTION 6.09. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.09. SECTION 6.10. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. SECTION 6.11. Security Interest Absolute. All rights of the Sellers’ Representative hereunder, the grant of the security interest in the Pledged Collateral and all obligations of each Loan Party hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Note or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of

14 payment of, or in any other term of, the Note, or any other amendment to or waiver of, or any consent to any departure from, the Note or any other agreement or instrument relating to any of the foregoing, (c) any exchange, release or non-perfection of any Lien on other collateral securing, or any release or amendment to or waiver of, or any consent to any departure from, any Guarantee of, the Note and (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Loan Party in respect of the Note or this Agreement. SECTION 6.12. Termination or Release. (a) This Agreement, the Guarantees made herein and the security interests granted hereby shall automatically terminate upon the occurrence of the Termination Date. (b) In connection with any termination or release pursuant to this Section 6.12, the Sellers’ Representative shall execute and deliver to any Loan Party all documents that such Loan Party shall reasonably request to evidence such termination or release and shall perform such other actions reasonably requested by such Loan Party to effect such release, including delivery of any Pledged Securities. Any execution and delivery of documents by the Sellers’ Representative pursuant to this Section 6.12 shall be without recourse to or warranty by the Sellers’ Representative. SECTION 6.13. [Reserved]. SECTION 6.14. Sellers’ Representative Appointed Attorney-in-Fact. Each Grantor hereby appoints the Sellers’ Representative the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Sellers’ Representative may deem necessary to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Sellers’ Representative shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Sellers’ Representative’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Pledged Collateral or any part thereof, (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Pledged Collateral, (c) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Pledged Collateral or to enforce any rights in respect of any Pledged Collateral, (d) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Pledged Collateral and (e) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Pledged Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Sellers’ Representative were the absolute owner of the Pledged Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Sellers’ Representative to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Sellers’ Representative, or to present or file any claim or notice, or to take any action with respect to the Pledged Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Sellers’ Representative and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and they shall not be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable judgment). SECTION 6.15. Non-Recourse Basis. Notwithstanding any provision in this Agreement, in the Note, or in any other agreement, document or instrument, whether written or oral, expressed or implied, to the contrary, it is understood and agreed between Grantors and the Sellers’ Representative (on behalf of the Secured

15 Parties) that (i) the liability of Intermediate Holding shall be limited solely to the Pledged Collateral of Intermediate Holding pledged to the Sellers’ Representative pursuant to this Agreement and (ii) no money judgment, order or execution shall be sought, taken or entered in any suit, action or proceeding, whether legal or equitable, but that the Sellers’ Representative’s and Secured Parties’ sole and exclusive recourse against such Grantor shall be to have the Sellers’ Representative realize upon such Pledged Collateral in accordance with the provisions of this Agreement and that all rights to such suit, action, proceeding or deficiency are hereby waived by the Payee and each Secured Party. It is further understood and agreed that notwithstanding that the obligations are full recourse to Capital Holdings, such recourse is only secured to the extent of the Pledged Collateral of Capital Holdings hereunder and thereafter is unsecured. [Signature Pages Follow]

Signature Page to the Guarantee and Collateral Agreement IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written. GUARANTOR: KNOWLES CORPORATION By: /s/ John S. Anderson Name: John S. Anderson Its: Senior Vice President and Chief Financial Officer GRANTORS: KNOWLES CAPITAL HOLDINGS, INC. By: /s/ John S. Anderson Name: John S. Anderson Its: President KNOWLES INTERMEDIATE HOLDING, INC. By: /s/ John S. Anderson Name: John S. Anderson Its: Vice President

Signature Page to the Guarantee and Collateral Agreement SELLERS’ REPRESENTATIVE: /s/ James P. Kaplan James P. Kaplan

Signature Page to the Guarantee and Collateral Agreement Acknowledged and agreed solely for purposes of Section 5.01: KNOWLES INTERMEDIATE PD HOLDINGS, LLC By: /s/ John S. Anderson Name: John S. Anderson Title: Vice President

Schedule I to the Guarantee and Collateral Agreement PLEDGED EQUITY INTERESTS Issuer Jurisdiction of Organization Registered Owner Percentage of Equity Interests Owned by Registered Owner Number of Certificate Number and Class of Equity Interest Owned by Registered Owner Kaplan Electronics, Inc. Delaware Knowles Capital Holdings, Inc. 100% N/A 950 Class A Voting Common Stock 94,050 Class B Non- Voting Common Stock Knowles Intermediate PD Holdings, LLC Delaware Knowles Intermediate Holding, Inc. 100% N/A N/A